Exhibit 99.1

Contacts:

Media Contact	Investor Contact
David Grip	Brian Denyeau
AspenTech	ICR
+1 781-221-5273	+1 646-277-1251
david.grip@aspentech.com	brian.denyeau@icrinc.com

Aspen Technology Announces Financial Results for the
Third Quarter of Fiscal 2019

Bedford, Mass. - April 24, 2019 - Aspen Technology, Inc. (NASDAQ: AZPN), the asset optimization software company, today announced financial results for its third quarter of fiscal year 2019 ended March 31, 2019.

“AspenTech’s strong third quarter results were highlighted by annual spend growth of 9.7% year-over-year and positive growth contributions from each product suite and geography,” said Antonio Pietri, President and Chief Executive Officer of Aspen Technology. “Our performance benefitted from investments in our strategic growth initiatives in recent quarters, an improving macroeconomic outlook for our Engineering & Construction and upstream customers, and strong execution by the AspenTech team.”

Pietri continued, “Our APM business had a record annual spend quarter as customers increasingly recognized the value predictive and prescriptive maintenance can have in improving their asset operations. We also saw broadening adoption within the APM suite, including the first site licenses for Aspen ProMV, our multivariate analysis solution. We believe our strong APM performance is indicative of the substantial opportunity for the APM suite and our strengthening competitive position in this market.”

Third Quarter Fiscal 2019 and Recent Business Highlights

•
Annual spend, which the company defines as the annualized value of all term license and maintenance contracts at the end of the quarter, was approximately $526 million at the end of the third quarter of fiscal 2019, which increased 9.7% compared to the third quarter of fiscal 2018 and 2.6% sequentially.

•	AspenTech repurchased approximately 800,000 shares of its common stock for $75 million in the third quarter of fiscal 2019.

Summary of Third Quarter Fiscal Year 2019 Financial Results

AspenTech’s total revenue of $148 million included:

•
License revenue, which represents the portion of a term license agreement allocated to the initial license, was $98.5 million in the third quarter of fiscal 2019, compared to $79.1 million in the third quarter of fiscal 2018.

•
Maintenance revenue, which represents the portion of the term license agreement related to on-going support and the right to future product enhancements, was $41.9 million in the third quarter of fiscal 2019, compared to $40.9 million in the third quarter of fiscal 2018.

•	Services and other revenue was $7.6 million in the third quarter of fiscal 2019, compared to $7.8 million in the third quarter of fiscal 2018.

For the quarter ended March 31, 2019, AspenTech reported income from operations of $70.8 million, compared to income from operations of $53.6 million for the quarter ended March 31, 2018.

Net income was $61.6 million for the quarter ended March 31, 2019, leading to net income per share of $0.88, compared to net income per share of $0.61 in the same period last fiscal year.

Non-GAAP income from operations, which adds back the impact of stock-based compensation expense, amortization of intangibles associated with acquisitions and acquisition related fees, was $78.3 million for the third quarter of fiscal 2019, compared to non-GAAP income from operations of $59.9 million in the same period last fiscal year. Non-GAAP net income was $67.5 million, or $0.96 per share, for the third quarter of fiscal 2019, compared to non-GAAP net income of $49.0 million, or $0.67 per share, in the same period last fiscal year. A reconciliation of GAAP to non-GAAP results is presented in the financial tables included in this press release.

AspenTech had cash and marketable securities of $65.6 million and borrowings of $220 million at March 31, 2019.

During the third quarter, the company generated $90.0 million in cash flow from operations and $89.1 million in free cash flow. Free cash flow is calculated as net cash provided by operating activities adjusted for the net impact of: purchases of property, equipment and leasehold improvements; capitalized computer software development costs, and other nonrecurring items, such as acquisition related payments.

Use of Non-GAAP Financial Measures

This press release contains “non-GAAP financial measures” under the rules of the U.S. Securities and Exchange Commission. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP. A reconciliation of GAAP to non-GAAP results is included in the financial tables included in this press release.

Management considers both GAAP and non-GAAP financial results in managing Aspen Technology’s business. As the result of adoption of new licensing models, management believes that a number of Aspen Technology’s performance indicators based on GAAP, including revenue, gross profit, operating income and net income, should be viewed in conjunction with certain non-GAAP and other business measures in assessing Aspen Technology’s performance, growth and financial condition. Accordingly, management utilizes a number of non-GAAP and other business metrics, including the non-GAAP metrics set forth in this press release, to track Aspen Technology’s business performance. None of these non-GAAP metrics should be considered as an alternative to any measure of financial performance calculated in accordance with GAAP.

Conference Call and Webcast

Aspen Technology will host a conference call and webcast today, April 24, 2019, at 4:30 p.m. (Eastern Time), to discuss the company's financial results for the third quarter fiscal year 2019 as well as the company’s business outlook. The live dial-in number is (833) 713-6081 or (702) 374-0603, conference ID code 4067052. Interested parties may also listen to a live webcast of the call by logging on to the Investor Relations section of Aspen Technology’s website, http://ir.aspentech.com/events-and-presentations, and clicking on the “webcast” link. A replay of the call will be archived on Aspen Technology’s website and will also be available via telephone at (855) 859-2056 or (404) 537-3406, conference ID code 4067052, through May 24, 2019.

About Aspen Technology

Aspen Technology (AspenTech) is a leading software supplier for optimizing asset performance. Our products thrive in complex, industrial environments where it is critical to optimize the asset design, operation and maintenance lifecycle. AspenTech uniquely combines decades of process modeling expertise with big data machine learning. Our purpose-built software platform automates knowledge work and builds sustainable competitive advantage by delivering high returns over the entire asset lifecycle. As a result, companies in capital-intensive industries can maximize uptime and push the limits of performance, running their assets safer, greener, longer and faster. Visit AspenTech.com to find out more.

Forward-Looking Statements

The third paragraph of this press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results may vary significantly from Aspen Technology’s (AspenTech) expectations based on a number of risks and uncertainties, including, without limitation: AspenTech’s failure to increase usage and product adoption of aspenONE offerings or grow the aspenONE APM business, and failure to continue to provide innovative, market-leading solutions; the demand for, or usage of, aspenONE software declines for any reason, including declines due to adverse changes in the process or other capital-intensive industries; unfavorable economic and market conditions or a lessening demand in the market for asset process optimization software; risks of foreign operations or transacting business with customers outside the United States; risks of competition and other risk factors described from time to time in AspenTech’s periodic reports filed with the Securities and Exchange Commission.  AspenTech cannot guarantee any future results, levels of activity, performance, or achievements. AspenTech expressly disclaims any obligation to update forward-looking statements after the date of this press release.

© 2019 Aspen Technology, Inc. AspenTech, aspenONE, the Aspen leaf logo, Aspen, Aspen ProMV and Aspen Mtell are trademarks of Aspen Technology, Inc. All rights reserved.

Source: Aspen Technology, Inc.

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
		As Adjusted		As Adjusted
Revenue:
License	$98,493	$79,073	$255,616	$214,938
Maintenance	41,878	40,897	125,955	121,890
Services and other	7,613	7,788	21,005	22,947
Total revenue	147,984	127,758	402,576	359,775
Cost of revenue:
License	1,658	1,279	5,142	3,743
Maintenance	4,962	4,259	14,241	13,061
Services and other	7,740	7,238	22,943	20,793
Total cost of revenue	14,360	12,776	42,326	37,597
Gross profit	133,624	114,982	360,250	322,178
Operating expenses:
Selling and marketing	27,410	25,246	80,532	72,690
Research and development	20,520	21,584	61,893	60,863
General and administrative	14,863	14,533	46,246	49,188
Total operating expenses	62,793	61,363	188,671	182,741
Income from operations	70,831	53,619	171,579	139,437
Interest income	6,835	6,304	21,389	18,849
Interest (expense)	(2,350)	(1,485)	(6,328)	(3,952)
Other (expense), net	(34)	(104)	(485)	(958)
Income before income taxes	75,282	58,334	186,155	153,376
Provision for (benefit from) income taxes	13,695	13,829	27,286	(63,681)
Net income	$61,587	$44,505	$158,869	$217,057
Net income per common share:
Basic	$0.89	$0.62	$2.26	$3.00
Diluted	$0.88	$0.61	$2.23	$2.97
Weighted average shares outstanding:
Basic	69,423	71,828	70,286	72,402
Diluted	70,160	72,663	71,142	73,136

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited in Thousands, Except Share and Per Share Data)

	March 31, 2019	June 30, 2018
		As Adjusted
ASSETS
Current assets:
Cash and cash equivalents	$65,592	$96,165
Accounts receivable, net	45,293	41,810
Current contract assets	314,745	304,378
Contract costs	24,325	20,500
Prepaid expenses and other current assets	11,124	10,509
Prepaid income taxes	1,573	2,601
Total current assets	462,652	475,963
Property, equipment and leasehold improvements, net	7,589	9,806
Computer software development costs, net	1,452	646
Goodwill	73,534	75,590
Intangible assets, net	31,756	35,310
Non-current contract assets	358,709	340,622
Deferred tax assets	1,696	11,090
Other non-current assets	1,279	1,297
Total assets	$938,667	$950,324
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,023	$4,230
Accrued expenses and other current liabilities	42,746	39,515
Income taxes payable	35,582	1,698
Borrowings under credit agreement	220,000	170,000
Current deferred revenue	24,415	15,150
Total current liabilities	326,766	230,593
Non-current deferred revenue	19,312	12,354
Deferred income taxes	154,901	214,125
Other non-current liabilities	12,403	17,068
Commitments and contingencies (Note 16)
Series D redeemable convertible preferred stock, $0.10 par value— Authorized— 3,636 shares as of March 31, 2019 and June 30, 2018 Issued and outstanding— none as of March 31, 2019 and June 30, 2018	—	—
Stockholders’ equity:
Common stock, $0.10 par value— Authorized—210,000,000 shares Issued— 103,478,590 shares at March 31, 2019 and 103,130,300 shares at June 30, 2018 Outstanding— 69,108,515 shares at March 31, 2019 and 71,186,701 shares at June 30, 2018	10,348	10,313
Additional paid-in capital	730,830	715,475
Retained earnings	1,224,377	1,065,507
Accumulated other comprehensive income	1,229	1,388
Treasury stock, at cost—34,370,075 shares of common stock at March 31, 2019 and 31,943,599 shares at June 30, 2018	(1,541,499)	(1,316,499)
Total stockholders’ equity	425,285	476,184
Total liabilities and stockholders’ equity	$938,667	$950,324

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited in Thousands)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
		As Adjusted		As Adjusted
Cash flows from operating activities:
Net income	$61,587	$44,505	$158,869	$217,057
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,014	1,544	6,063	4,902
Net foreign currency (gains) losses	(295)	96	23	1,086
Stock-based compensation	6,254	5,353	21,454	17,222
Deferred income taxes	(2,373)	(32,662)	(49,847)	(123,443)
Provision for (recovery from) bad debts	(353)	1,401	474	1,373
Other non-cash operating activities	124	107	341	314
Changes in assets and liabilities:
Accounts receivable	12,281	1,762	(4,183)	1,429
Contract assets	14,531	33,160	(27,397)	(7,767)
Contract costs	(1,279)	(592)	(3,825)	(651)
Prepaid expenses, prepaid income taxes, and other assets	(1,543)	3,949	201	4,908
Accounts payable, accrued expenses, income taxes payable and other liabilities	(4,738)	(2,656)	32,980	(4,448)
Deferred revenue	3,829	17,100	17,983	15,847
Net cash provided by operating activities	90,039	73,067	153,136	127,829
Cash flows from investing activities:
Purchases of property, equipment and leasehold improvements	(26)	(61)	(206)	(217)
Payments for business acquisitions, net of cash	—	(22,900)	—	(33,700)
Payments for capitalized computer software costs	(905)	57	(1,094)	(299)
Net cash used in investing activities	(931)	(22,904)	(1,300)	(34,216)
Cash flows from financing activities:
Exercises of stock options	1,415	3,854	5,881	7,402
Repurchases of common stock	(76,759)	(49,328)	(224,182)	(154,365)
Payments of tax withholding obligations related to restricted stock	(2,262)	(1,945)	(11,916)	(5,412)
Deferred business acquisition payments	(500)	—	(1,700)	(2,600)
Proceeds from credit agreement	—	19,000	50,000	30,000
Payments of credit agreement issuance costs	—	—	—	(351)
Net cash used in financing activities	(78,106)	(28,419)	(181,917)	(125,326)
Effect of exchange rate changes on cash and cash equivalents	162	628	(492)	834
Increase (decrease) in cash and cash equivalents	11,164	22,372	(30,573)	(30,879)
Cash and cash equivalents, beginning of period	54,428	48,703	96,165	101,954
Cash and cash equivalents, end of period	$65,592	$71,075	$65,592	$71,075

Supplemental disclosure of cash flow information:
Income taxes paid, net	$21,296	$8,920	$39,123	$38,662
Interest paid	2,187	1,417	5,728	3,456

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
		As Adjusted		As Adjusted
Total expenses
GAAP total expenses (a)	$77,153	$74,139	$230,997	$220,338
Less:
Stock-based compensation (b)	(6,254)	(5,353)	(21,454)	(17,222)
Amortization of intangibles	(1,157)	(526)	(3,380)	(1,578)
Litigation judgment	—	—	—	(1,548)
Acquisition related fees	(15)	(378)	(8)	(706)

Non-GAAP total expenses	$69,727	$67,882	$206,155	$199,284

Income from operations
GAAP income from operations	$70,831	$53,619	$171,579	$139,437
Plus:
Stock-based compensation (b)	6,254	5,353	21,454	17,222
Amortization of intangibles	1,157	526	3,380	1,578
Litigation judgment	—	—	—	1,548
Acquisition related fees	15	378	8	706

Non-GAAP income from operations	$78,257	$59,876	$196,421	$160,491

Net income
GAAP net income	$61,587	$44,505	$158,869	$217,057
Plus:
Stock-based compensation (b)	6,254	5,353	21,454	17,222
Amortization of intangibles	1,157	526	3,380	1,578
Litigation judgment	—	—	—	1,548
Acquisition related fees	15	378	8	706
Less:
Income tax effect on Non-GAAP items (c)	(1,559)	(1,758)	(5,217)	(5,916)

Non-GAAP net income	$67,454	$49,004	$178,494	$232,195

Diluted income per share
GAAP diluted income per share	$0.88	$0.61	$2.23	$2.97
Plus:
Stock-based compensation (b)	0.08	0.06	0.30	0.23
Amortization of intangibles	0.02	0.01	0.05	0.02
Litigation judgment	—	—	—	0.02
Acquisition related fees	—	0.01	—	0.01
Less:
Income tax effect on Non-GAAP items (c)	(0.02)	(0.02)	(0.07)	(0.08)

Non-GAAP diluted income per share	$0.96	$0.67	$2.51	$3.17

ASPEN TECHNOLOGY, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results of Operations and Cash Flows
(Unaudited in Thousands, Except per Share Data)

Shares used in computing Non-GAAP diluted income per share	70,160	72,663	71,142	73,136

	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
		As Adjusted		As Adjusted
Free Cash Flow
GAAP cash flow from operating activities	$90,039	$73,067	$153,136	$127,829

Purchase of property, equipment and leasehold improvements	(26)	(61)	(206)	(217)
Capitalized computer software development costs	(905)	57	(1,094)	(299)
Non-capitalized acquired technology (d)	—	—	—	75
Acquisition related fee payments	16	780	27	868
Litigation related payments	—	4,286	—	4,286
Free Cash Flow	$89,124	$78,129	$151,863	$132,542

(a) GAAP total expenses
	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
		As Adjusted		As Adjusted
Total costs of revenue	$14,360	$12,776	$42,326	$37,597
Total operating expenses	62,793	61,363	188,671	182,741
GAAP total expenses	$77,153	$74,139	$230,997	$220,338

(b) Stock-based compensation expense was as follows:
	Three Months Ended March 31,		Nine Months Ended March 31,
	2019	2018	2019	2018
Cost of maintenance	$379	$—	$916	$—
Cost of services and other	366	345	1,038	1,119
Selling and marketing	1,228	979	3,687	2,870
Research and development	1,518	1,892	5,451	5,679
General and administrative	2,763	2,137	10,362	7,554
Total stock-based compensation	$6,254	$5,353	$21,454	$17,222

(c) The income tax effect on non-GAAP items for the three and nine months ended March 31, 2019 is calculated utilizing the Company's statutory tax rate of 21 percent.  The income tax effect on non-GAAP items for the three and nine months ended March 31, 2018 is calculated utilizing the Company's estimated federal and state tax rate.

(d) In the nine months ended March 31, 2018, the Company has excluded $0.1 million of final payments related to non-capitalized acquired technology from prior fiscal periods from free cash flow to be consistent with the treatment of other transactions where the acquired assets were capitalized.